Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,
MARKED BY BRACKETS ([***]), HAS BEEN OMITTED BECAUSE
THE INFORMATION (I) IS NOT MATERIAL AND
(II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Share Repurchase Agreement

股权回购协议

2021年5月6日

May 6, 2021

Share Repurchase Agreement

股权回购协议

This Share Repurchase Agreement (this “Agreement”) is entered into on May 6, 2021 by the following parties:

1.

Amphastar Nanjing Pharmaceuticals Inc., a limited liability company duly incorporated and validly existing under the laws of the PRC, with unified social credit code [******************] (“Party A” or “ANP”);

2.

Nanjing Qianqia Enterprise Management Consulting (LLP), a limited liability partnership established and existing in accordance with the laws of the PRC, with unified social credit code [******************] (“Party B1” or “QQ”);

3.

Nanjing Zhongpan Enterprise Management Consulting Center (LLP), a limited liability partnership established and existing in accordance with the laws of the PRC, with unified social credit code [**********************] (“Party B2” or “ZP”); and

4.

Nanjing Zhanrun Enterprise Management Consulting Center (LLP), a limited liability partnership established and existing in accordance with the laws of the PRC, with unified social credit code [**********************] (“Party B3” or “ZR”).

Party A, Party B1, Party B2 and Party B3 are herein referred to as the “Parties” collectively, and a “Party” individually, according to the requirements of the context.

本股权回购协议（“本协议”）由以下各方于2021年5月6日签订：

1.	美药星（南京）制药有限公司，一家根据中华人民共和国法律合法设立并有效存续的有限责任公司，统一社会信用代码为[*****************]（“甲方”或“美药星”）；
2.	南京谦洽企业管理咨询中心（有限合伙），一家依据中华人民共和国法律合法设立并有效存续的有限合伙企业，统一社会信用代码为[******************]（“乙方1”或“谦洽”）；
3.	南京众盼企业管理咨询中心（有限合伙），一家依据中华人民共和国法律合法设立并有效存续的有限合伙企业，统一社会信用代码为[******************]。（“乙方2”或“众盼”）；及
4.	南京沾润企业管理咨询中心（有限合伙），一家依据中华人民共和国法律合法设立并有效存续的有限合伙企业，统一社会信用代码为[******************]。（“乙方3”或“沾润”）。

视文义要求，以上甲方和乙方1，乙方2和乙方3在本协议中合称为“各方”，其中每一方或任何一方则称为“一方”。

Whereas:

1.As of the date hereof (“Execution Date”), the capitalization structure of ANP is as follows:

Name of Shareholder	Shareholding Percentage	Registered Capital (USD)
Amphastar Pharmaceuticals, Inc.	58.39%	61,000,000
Party B1 (QQ)	15.62%	16,317,500
Party B3 (ZR)	15.27%	15,949,365
Party B2 (ZP)	8.49%	8,870,010
Listening Dragon Investment Company Limited	2.23%	2,327,150
Total	100%	104,464,025

2.Upon completion of the transaction contemplated under a share purchase agreement entered into by and among Amphastar Pharmaceuticals, Inc., ZP, ZR and Listening Dragon Investment Company Limited on May 6, 2021, the capitalization structure of ANP is as follows:

股东名称/Name of Shareholder	持股比例 /Shareholding Percentage	注册资本 /Registered Capital (USD)
Amphastar Pharmaceuticals, Inc.	76.164%	79,564,007
Party B1 (QQ)	15.620%	16,317,500
Party B3 (ZR)	5.280%	5,515,269
Party B2 (ZP)	2.936%	3,067,249
Total	100%	104,464,025

3.As of the Execution Date, ANP holds 100% of the equity interest in Nanjing Hanxin Pharmaceutical Technology Co., Ltd. (“HX”).

4.As of the Execution Date，HX holds 100% of the equity interest in Nanjing Letop Biotechnology Co., Ltd (“LT”) and holds 100% of the equity interest in Nanjing Baixin Trading Co., Ltd (“BX”).

5.The board of directors of Party A contemplates to adopt resolutions to approve the repurchase by Party A of certain equity interest held by Party B1, Party B2 and Party B3 in ANP (the “Repurchase”), which will reduce the registered capital of ANP by US$ 10,661,629.

6.On May 6, 2021, Party A, Party B1, Party B2 and Party B3 executed a share purchase agreement (the “HX SPA”) pursuant to which Party A will transfer certain equity interest in HX to Party B1, Party B2 and Party B3, respectively, as the consideration of the Repurchase (the “HX Equity Transfer”, and together with the Repurchase, collectively, the “Transaction”).

Based on the above, and on the principles of equality, mutual benefit and consensus through negotiations, the Parties hereby enter into this Agreement through friendly consultations as follows:

鉴于：

1.	截至本协议签署之日（“签署日”），美药星的股权结构如下所示：

股东名称	持股比例	注册资本（美元）
Amphastar Pharmaceuticals, Inc.	58.39%	61,000,000
乙方1（谦洽）	15.62%	16,317,500
乙方3（沾润）	15.27%	15,949,365
乙方2（众盼）	8.49%	8,870,010
Listening Dragon Investment Company Limited	2.23%	2,327,150
总计	100%	104,464,025

2.	在Amphastar Pharmaceuticals, Inc.、众盼、沾润及Listening Dragon Investment Company Limited于2021年5月6日签署的股权转让协议项下的交易完成后，美药星的股权结构如下所示：

股东名称	持股比例	注册资本（美元）
Amphastar Pharmaceuticals, Inc.	76.164%	79,564,007
乙方1（谦洽）	15.620%	16,317,500
乙方3（沾润）	5.280%	5,515,269
乙方2（众盼）	2.936%	3,067,249
总计	100%	104,464,025

3.	截至签署日，美药星持有南京汉欣医药科技有限公司（“汉欣医药”）100%的股权。
4.	截至签署日，汉欣医药持有南京乐韬生物科技有限公司（“乐韬”）100%的股权并持有南京佰鑫贸易有限公司（“佰鑫”）100%的股权。
5.	甲方股东会及董事会拟作出决议，同意由甲方回购乙方1、乙方2和乙方3持有的美药星部分股权（“本次回购”），共计减少美药星注册资本10,661,629美元。
6.	2021年5月6日，甲方、乙方1、乙方2和乙方3签署了一份《股权转

让协议》（“汉欣股权转让协议”），根据该协议，甲方将分别向乙方1、乙方2和乙方3转让其持有的汉欣的部分股权作为本次回购的对价（“汉欣股权转让”，与本次回购合称“本次交易”)。

基于上述，各方本着平等、互利和协商共识的原则，通过友好协商，特订立本协议如下：

1	The Transaction
1.1

Each of Party B1, Party B2 and Party B3 agrees to sell to Party A, and Party A agrees to repurchase from Party B1, Party B2 and Party B3, the following equity interest of Party A ( the “Repurchased Equity”):

Repurchasing Shareholders	Repurchased Equity Percentage	Registered Capital (USD)
Party B1 (QQ)	1.990%	2,079,111
Party B2 (ZP)	2.936%	3,067,249
Party B3 (ZR)	5.280%	5,515,269
-	10.206%	10,661,629

1.2

According to the ANP Appraisal Report, the appraised value of the Repurchased Equity corresponding to US$1 registered capital is US$1.583, and the appraised value of the Repurchased Equity is as follows:

Repurchasing Shareholders	Repurchased Equity Percentage	Registered Capital (USD)	Appraised Value (USD)
Party B1 (QQ)	1.990%	2,079,111	3,291,233
Party B2 (ZP)	2.936%	3,067,249	4,855,456
Party B3 (ZR)	5.280%	5,515,269	8,730,671
-	10.206%	10,661,629	16,877,360

For the purpose of this Agreement, the “ANP Appraisal Report” shall mean the asset appraisal report titled Project Star III Valuation Analysis of 100% of the Equity Interests in Amphastar Nanjing Pharmaceuticals, Inc. issued by PricewaterhouseCoopers (the “PWC”) with the appraisal benchmark date of December 31, 2020 (the “Benchmark Date”) (attached hereto as Exhibit A)

1.3

As the consideration for the Repurchased Equity, Party A agrees to sell to Party B1, Party B2 and Party B3, respectively, and each of Party B1, Party B2 and Party B3 agrees to purchase from Party A, 80.10% of the equity interest in total in HX (representing RMB 84,906,000 registered capital), the following equity interest (the “HX Equity”):

Selling Shareholder	Purchasing Shareholders	HX Equity Percentage	Registered Capital (RMB)
Party A (ANP)	Party B1 (QQ)	15.6202%	16,557,412
	Party B2 (ZP)	23.0440%	24,426,649
	Party B3 (ZR)	41.4358%	43,921,939
Total	-	80.10%	84,906,000

1.4	According to the HX Appraisal Report, the appraised value of the HX Equity is as follows:

Selling Shareholder	Purchasing Shareholders	Equity Percentage	Registered Capital (RMB)	Appraised Value (USD)
Party A (ANP)	Party B1 (QQ)	15.6202%	16,557,412	3,291,233
	Party B2 (ZP)	23.0440%	24,426,649	4,855,456
	Party B3 (ZR)	41.4358%	43,921,939	8,730,671
Total	-	80.10%	84,906,000	16,877,359

For the purpose of this Agreement: the “HX Appraisal Report” shall mean the asset appraisal report titled Project Star III Valuation Analysis of 100% of the Equity Interests in Nanjing Hanxin Pharmaceutical Technology Co., Ltd. issued by PWC with the appraisal benchmark date of December 31, 2020 attached hereto as Exhibit B.

1	本次交易
1.1	乙方1、乙方2和乙方3各自同意向甲方转让，甲方同意向乙方1、乙方2和乙方3回购甲方以下股权（“回购股权”）：

回购股东	回购股权比例	注册资本（美元）
乙方1（谦洽）	1.990%	2,079,111
乙方2（众盼）	2.936%	3,067,249
乙方3（沾润）	5.280%	5,515,269
-	10.206%	10,661,629

1.2	根据美药星资产评估报告，回购股权对应的1美元注册资本的评估价值为$1.583美元，本次回购股权的评估价值如下所示：

回购股东	回购股权比例	注册资本 （美元）	评估价值 （美元）
乙方1（谦洽）	1.990%	2,079,111	3,291,233
乙方2（众盼）	2.936%	3,067,249	4,855,456
乙方3（沾润）	5.280%	5,515,269	8,730,671
-	10.206%	10,661,629	16,877,360

为本协议之目的，“美药星资产评估报告”系指普华永道出具的以2020年12月31日为评估基准日（“评估基准日”）的《Star III项目美药星（南京）制药有限公司100%股权投资资产评估报告》（附件A）

1.3	作为本次回购股权的对价，甲方同意向乙方1、乙方2和乙方3分别转让，乙方1、乙方2和乙方3分别同意向甲方受让汉欣医药合计80.10%的如下股权（对应注册资本人民币84,906,000元）（“汉欣股权”）：

转让股东	受让股东	汉欣医药股权比例	注册资本（人民币）
美药星	乙方1（谦洽）	15.6202%	16,557,412
	乙方2（众盼）	23.0440%	24,426,649
	乙方3（沾润）	41.4358%	43,921,939
总计	-	80.10%	84,906,000

1.4	根据汉欣资产评估报告，汉欣股权的评估价值如下所示：

转让股东	受让股东	股权比例	注册资本 （人民币）	评估价值 （美元）
美药星	乙方1（谦洽）	15.6202%	16,557,412	3,291,233
	乙方2（众盼）	23.0440%	24,426,649	4,855,456
	乙方3（沾润）	41.4358%	43,921,939	8,730,671
总计	-	80.10%	84,906,000	16,877,359

为本协议之目的：“汉欣资产评估报告”系指附件B所示的由普华永道出具的以2020年12月31日为评估基准日的《Star III项目南京汉欣医药科技有限公司100%股权投资资产评估报告》。

2	The Closing of this Transaction
2.1	The obligations of the Parties to consummate the Transaction are subject to the fulfillment, or waiver by Party A, of the following conditions:
(a)	The board of directors of ANP shall have approved the Repurchase;
(b)	The articles of association shall have been amended and duly adopted and executed by the board of directors of ANP;
(c)	The public notification procedure for the Repurchase has been completed;
(d)	The amendment registration with local branch of state administration for market regulation with respect to the Repurchase (the “ANP SAMR Registration”) has been completed;
(e)	The reporting to local branch of ministry of commerce with respect to the Repurchase has been completed (if necessary);
(f)	The ANP (as the sole shareholder of HX) and the board of directors of HX and shall have approved the HX Equity Transfer;
(g)	The articles of association of HX shall have been amended and duly adopted and executed by the shareholders of HX; and
(h)	The amendment registration with local branch of state administration for market regulation with respect to the HX Equity Transfer (the “HX SAMR Registration”) has been completed.
2.2

The Parties agree that all the profit and loss of the HX Equity, including but not limited to the profit and loss arising from operations, incurred during the period from the Benchmark Date to the HX Equity Transfer Closing Date shall be owned by ANP. The term “profit and loss” refers to the ownership interest in the financial statements during such period as confirmed by both Parties.

2.3	The closing of the Repurchase and the HX Equity Transfer shall take place on the date on which the conditions in Section 2.1 are completed or waived by the Parties (the “Closing Date”)
2.4	Immediately after the completion of this Transaction, the capitalization structure of ANP is as follows:

股东名称/Name of Shareholder	持股比例 /Shareholding Percentage	注册资本 /Registered Capital (USD)
Amphastar Pharmaceuticals, Inc.	84.82%	79,564,007
Party B1 (QQ)	15.18%	14,238,389
	100%	93,802,396

2.5	Immediately after the completion of this Transaction, the capitalization structure of HX is as follows:

股东名称/name of shareholder	持股比例 shareholding proportion	注册资本 Registered Capital (RMB)
Party A (ANP)	19.90%	21,094,000
Party B1 (QQ)	15.6202%	16,557,412
Party B2 (ZP)	23.0440%	24,426,649
Party B3 (ZR)	41.4358%	43,921,939
	100%	106,000,000

2.6

Each Party will bear their respective taxes arising out of or in connection with the execution and performance of this Agreement (including, without limitation, the enterprise income tax, individual income tax and stamp duty) in accordance with relevant laws and regulations of the PRC.

2	本次交易的交割
2.1	各方履行本次交易的义务以下列条件得到满足或被甲方豁免为前提：
(a)	美药星的董事会已批准本次回购;
(b)	美药星的章程应已相应修订，并由美药星的董事会正式通过和签署；
(c)	本次回购的减资公示程序已完成；
(d)	已就本次回购完成了向国家市场监督管理部门地方分支机构的登记(“美药星工商登记”)；
(e)	已就本次回购完成了向当地商务部门分支机构的报告（如需要）；
(f)	美药星（作为汉欣医药的唯一股东）及汉欣医药的董事会已批准汉欣股权转让；
(g)	汉欣医药的公司章程已适当修订，并经汉欣医药的股东通过和签署；及
(h)	已向市场监督管理局地方行政部门就汉欣股权转让完成变更登记（“汉欣医药工商登记”）。
2.2	各方同意，汉欣股权自评估基准日起至汉欣股权转让交割日期间发生的全部损益，包括但不限于经营产生的损益，由美药星所有。“损益”系指经各方确认的该期间财务报表中的所有者权益。
2.3	本次回购和汉欣股权转让自第2.1条规定的条件满足之日或被各方豁免之日交割（“交割”）。

2.4	紧随本次交易完成后，美药星的股权结构如下所示：

股东名称	持股比例	注册资本（美元）
Amphastar Pharmaceuticals, Inc.	84.82%	79,564,007
乙方1（谦洽）	15.18%	14,238,389
	100%	93,802,396

2.5	紧随本次交易完成后，汉欣医药的股权结构如下所示：

股东名称	持股比例	注册资本（人民币）
甲方 (美药星)	19.90%	21,094,000
乙方1（谦洽）	15.6202%	16,557,412
乙方2（众盼）	23.0440%	24,426,649
乙方3（沾润）	41.4358%	43,921,939
	100%	106,000,000

2.6	各方将根据相关中国法律法规承担各自因签署和履行本协议而产生的或与之相关的税收（包括但不限于企业所得税、个人所得税和印花税）。
3	Representations and Warranties of Party A

Party A hereby represents and warrants to Party B1, Party B2 and Party B3 that the following statements are true and correct as of the Execution Date and as of the Closing Date:

3.1

Party A is an enterprise legal person legally registered and validly existing in accordance with the laws of the PRC and with the legal rights to perform its obligations hereunder, and has obtained all authorizations or approvals necessary for the execution of this Agreement.

3.2

Execution and performance of this Agreement by Party A will neither violate relevant laws, regulations or the articles of association of Party A, nor contravene any agreements entered into by Party A previously or any statements, representations, undertakings or warranties made by Party A in favor of any third party.

3.3

Party A possesses valid title to the HX Equity and have the full and valid right to sell and transfer the HX Equity to Party B1, Party B2 and Party B3, free and clear from all liens, mortgagees, pledges, claims or any third party’s interests.

3	甲方的陈述与保证

甲方特此向乙方1、乙方2和乙方3声明并保证，截至签署日及交割日，以下陈述均真实、正确：

3.1	甲方为根据中国法律合法设立并有效存续的企业法人，具有履行本协议项下义务的合法权利，并已获得签署本协议所需的一切授权或批准。
3.2	甲方签署和履行本协议不会违反有关法律法规以及甲方的公司章程，也不存在与甲方此前已签订的协议或已经向任何第三方作出的任何陈述、声明、承诺或保证相冲突之情形。
3.3	甲方合法有效持有汉欣股权，并有完全有效的权利将汉欣股权出让并转让至乙方1、乙方2和乙方3，不受任何留置权、抵押权、质押权、请求权或任何第三方利益的影响。
4	Representations and Warranties of Party B1, B2, and B3

Each of Party B1, B2, and B3 hereby, severally and not jointly, represent and warrant to Party A the following statements are true and correct as of the Execution Date and as of the Closing Date:

4.1

Each of Party B1, Party B2, and Party B3 is an enterprise legal person legally registered and validly existing in accordance with the laws of the PRC and with the legal rights to perform its obligations hereunder, and has obtained all authorizations or approvals necessary for the execution of this Agreement.

4.2

Execution and performance of this Agreement by each of Party B1, Party B2, and Party B3 will neither violate relevant laws, regulations, normative documents or the partnership agreement of any of Party B1, Party B2, or Party B3, respectively, nor contravene any agreements entered into by each of Party B1, Party B2, and Party B3 previously, or any statements, representations, undertakings or warranties made by each of Party B1, Party B2, and Party B3 in favor of any third party.

4	乙方1、乙方2和乙方3的陈述与保证

乙方1、乙方2和乙方3在此分别而非共同地向甲方声明并保证，截至签署日及交割日，以下陈述均真实、正确：

4.1	乙方1、乙方2和乙方3均为根据中国法律合法设立并有效存续的企业法人，具有履行本协议项下义务的合法权利，并已获得签署本协议所需的一切授权或批准。
4.2	乙方1、乙方2和乙方3分别签署及履行本协议，不会违反有关法律、法规或乙方1、乙方2或乙方3的合伙协议，也不存在与乙方1、乙方2和乙方3此前已签订的任何协议或乙方1、乙方2和乙方3各自做作出的有利于任何第三方的任何陈述、声明、承诺或保证相冲突之情形。
5

Unless expressly stated otherwise in this Agreement, any notice or other communication (a “Notice”) sent by one Party to any of the other Parties in connection with this Agreement must be delivered by courier, prepaid registered airmail or other form of recorded delivery to the address set out in Article 5. The addresses of the Parties are as follows:

i	If to f Party A:

Attention: Yinhua Qiu

Address: No. 5, Xinghe Road, Nanjing Economic and Technological Development Zone

Email: perkyq@Amphastar.cn

ii	If to Party B1:

Attention: Chongqing Zhang

Address: Suite 502, Building B8, No. 2, Zidong Road, Qixia District, Nanjing City

Email: njzhn1988@126.com

iii	If to Party B2:

Attention: Haoning Zhang

Address: Suite 502, Building B8, No. 2-3, Zidong Road, Qixia District, Nanjing City

Email: njzhn1988@126.com

iv	If to Party B3:

Attention: Haoning Zhang

Address: Suite 502, Building B8, No. 2-3, Zidong Road, Qixia District, Nanjing City

Email: njzhn1988@126.com

5 除本协议另有明确规定之外，一方向任一其他方发出的、与本协议相关的任何通知或其他通信（“通知”）必须以快递、邮资付讫航空挂号信或其他有记录的交付形式交付至本第5条所列明的地址。各方通讯地址如下：

i	至甲方

联系人：邱银华

地址：江苏省南京经济技术开发区兴和路5号

电子邮件：perkyq@Amphastar.cn

ii	至乙方1

联系人：张重庆

地址：南京市栖霞区紫东路2号B8栋502室

电子邮件：njzhn1988@126.com

iii	至乙方2

联系人：张昊宁

地址：南京市栖霞区紫东路2-3号B8栋502室

电子邮件：njzhn1988@126.com

iv	至乙方3

联系人：张昊宁

地址：南京市栖霞区紫东路2-3号B8栋502室

电子邮件：njzhn1988@126.com

6	Assignment

No Party may assign any rights or obligations under this Agreement, in whole or in part, to any third party without the prior written consents of the other Parties. This Agreement shall be binding on the Parties and their respective successors and permitted assigns.

6	权利义务的转让

未经本协议其他各方事先书面同意，任何一方均不得将本协议项下的任何权利或义务全部或部分转让予任何第三方。本协议应对各方及其各自的承继人和允许的受让人具有约束力。

7	Entire Agreement

This Agreement contains the whole agreement amongst the Parties relating to the Transaction and shall supersede any previous written or oral agreements between the Parties.

7	全部协议

本协议包含各方就本次交易而达成的全部协议，并将取代各方之间就本次交易在此之前所达成的任何书面或口头协议。

8	Confidentiality
8.1

Unless otherwise required by PRC Laws, US Laws, or Hong Kong Laws, no Party may disclose this Agreement or the transactions, arrangements or any other matters agreed upon or referred to in this Agreement, or disclose the information of the other Parties, without the prior written consent of the other Parties, which consent will not be unreasonably withheld or delayed. The provisions of this Section shall not apply to the information which has entered into the public domain, unless, however, the information enters into the public domain due to a Party’s breach of the confidentiality obligations under this Section.

8.2

Notwithstanding the provisions of Section 8.1, any Party may disclose this Agreement or the transactions, arrangements or any other matters agreed upon or referred to in this Agreement to its shareholders, employees, directors or professional advisors to the extent that such disclosure is reasonably required for the purposes of this Agreement; provided that that Party shall ensure that the relevant shareholders, employees, directors or professional advisors are aware of and comply with the confidentiality obligations referred to in this Agreement. If it is required by laws or rules of courts or other applicable securities exchange having jurisdiction for any Party to disclose this Agreement and the transactions, arrangements or any other matters agreed upon or referred to in this Agreement, the Party may furnish only that portion of the disclosure that is legally required, but only after the form and terms of such disclosure have been notified to the other Party and the other Party has had a reasonable opportunity to comment thereon; provided that it must adopt all measures in order to obtain confidential treatment of such relevant information to the extent permitted on the applicable laws and regulations.

8	保密
8.1	除非中国法律、美国法律和香港法律另有规定，未经其他方事先书面同意（该同意不会被不当拒绝或延迟），任何一方不得披露本协议或本协议中约定或提及的交易、安排、任何其他事项或其他各方信息。本节的规定不适用于已进入公共领域的信息（除非该信息是由于一方违反本节规定的保密义务而进入公共领域）。
8.2

尽管有第8.1条的规定，任何一方均可向其股东、雇员、董事或专业顾问披露本协议或本协议中约定或提及的交易、安排或任何其他事项，并应以为本协议目的的合理要求为限；但该方应确保相关股东、雇员、董事或专业顾问了解并遵守本协议中提及的保密义务。如果法律或法院判决或其他适用的有管辖权的证券交易所要求任何一方披露本协议和本协议中约定或提及的交易、安排或任何其他事项，该方可以仅披露法律要求披露的部分，但必须先将该等披露的形式和条款通知其他方，且其他方有合理的机会就此发表意见；且该方必须采取一切措施，以便在适用法律和法规允许的范围内对该等相关信息进行保密处理。

9	Force Majeure
9.1

An event of force majeure referred to in this Agreement shall mean any unforeseen, unavoidable and insurmountable events which are beyond the control of a Party to this Agreement, and which arise after the Effective Date and as a result of which any Party is unable to perform its obligations under this Agreement. Such events shall include in particular earthquakes, typhoons, flood, fire, other acts of nature, epidemic, war, riots, hostility, public disturbance, acts of public enemies, prohibitions or acts of any governmental authority or public agency (“Force Majeure Event”).

9.2

The Party which claims to be affected by a Force Majeure Event shall promptly inform the other Parties in writing of said Force Majeure Event. The Party claiming that the Force Majeure Event makes its performance of this Agreement objectively impossible or impractical must use its best efforts to resolve or mitigate the consequences of said Force Majeure Event.

9.3

Failure of a Party to perform its obligations under this Agreement, in whole or in part, as a result of a Force Majeure Event as described in Section 9.1 shall not constitute a breach of this Agreement, and the performance of such obligations will suspend during the Force Majeure Event until resolved. The Parties shall immediately resume performance of their respective obligations under this Agreement upon resolution of the Force Majeure Event. Where the Force Majeure Event or its impact lasts for sixty (60) days or more, any Party may terminate this Agreement by sending notice of such termination to the other Parties in writing.

9	不可抗力
9.1	本协议所称不可抗力事件是指在生效日之后发生的且导致任一方无法履行其在本协议项下的义务的、超出本协议一方控制范围的任何不可预见、不可避免且不可克服的事件。此类事件尤其应包括地震、台风、洪水、火灾、其他自然灾害、流行病、战争、暴动、敌意、公众骚乱、公敌行动、任何政府机关或公共机构的禁令或行为（“不可抗力事件”）。
9.2	主张受到不可抗力事件影响的一方应立即通过书面形式将该等不可抗力事件通知另一方。主张不可抗力事件导致其对本协议的履行在客观上成为不可能或不实际的一方，应尽最大努力消除或减轻此等不可抗力事件的影响。
9.3	第9.1条所述的不可抗力事件导致一方未能全部或部分履行其在本协议项下的义务不应构成对本协议的违约，该等义务的履行将在不可抗力事件期间中止，直至得到解决。不可抗力事件解决后，各方应立即恢复履行各自在本协议项下的义务。如果不可抗力事件或其影响持续六十（60）日或以上，任何一方均可向其他方发出书面通知终止本协议。
10	Liabilities for Breach
10.1

Where any Party violates its representations, warranties, obligations or responsibilities under this Agreement or otherwise breaches this Agreement (“Breaching Party”), the Breaching Party shall be liable for its breach of this Agreement. This Agreement shall not restrict, and is not intended to limit, a Party’s right to seek damages including economic losses, reasonable costs and fees incurred as a result of such breach including, but not limited to, reasonable attorneys’ fees, notarial fees, travel expenses, execution fees, appraisal fees, and arbitration fees.

10.2

No failure of any Party to exercise, and no delay by it in exercising, any right, power or remedy in connection with this Agreement (each a “Right”) shall operate as a waiver thereof, nor shall any single or partial exercise of any Right preclude any other or further exercise of such Right or exercise of any other Right.  The Rights provided in this Agreement are cumulative and not exclusive of any other Rights, whether provided by law or otherwise.  Any express waiver of any breach of this Agreement shall not be deemed to be a waiver of any subsequent breach.

10	违约责任
10.1	任何一方违反其在本协议项下的陈述、保证、义务或责任或以其他方式违反本协议（“违约方”），则违约方应就其在本协议项下的违约承担违约责任。本协议不应限制，或旨在限制一方寻求因该等违约要求损害赔偿的权利，包括经济损失、因违约而产生的合理费用和开支，包括但不限于合理的律师费、公证费、差旅费、执行费、鉴定费和仲裁费等。
10.2	任何一方未行使或延迟行使与本协议有关的任何权利、权力或救济（“权利”），均不得视为对该权利的放弃，行使任何单一或部分权利，也不得妨碍任何其他或进一步行使该权利或行使其他任何权利。本协议规定的权利是累积的，不排除任何其他权利（不论是法律或其他规定）。对本协议的任何违约的任何明确放弃不应被视为对任何随后违约的放弃。
11	Effectiveness and Termination of the Agreement
11.1	This Agreement shall take effect on the Execution Date (“Effective Date”).
11.2	This Agreement may be terminated under the following circumstances:
i	This Agreement may be terminated upon unanimous agreement by all Parties through consultations. Such consultation must be requested by a Party in writing.
ii	This Agreement may be terminated pursuant to Section 9.3 above.
11.3

Termination of this Agreement for any cause shall not release a Party from any liability which already accrued at the time of termination or which thereafter may accrue in respect of any act or omission prior to such termination. The confidentiality provisions of this Agreement, as described in Section 8, shall survive termination of this Agreement.

11	协议的生效和终止
11.1	本协议于签署日生效(“生效日”)。
11.2	本协议可在以下情况终止：
i	本协议可在各方通过协商一致后终止。该等协商须由一方以书面形式提出。
ii	本协议可根据上述第9.3条终止。
11.3	因任何原因终止本协议，不得排除一方在终止时已经产生或此后可能产生的与终止前的任何作为或不作为有关的任何责任。本协议第8条所述的保密义务在本协议终止后应继续有效。
12	Severability

If any provision in this Agreement is deemed to be illegal, invalid or unenforceable,

in whole or in part, under any PRC law shall be deemed not to form part of this Agreement; provided, however, that the legality, validity and enforceability of the remainder of this Agreement shall not be affected.

12	可分割性

如果根据任何中国法律，本协议中的任何条款被认定为全部或部分违法、无效或不可执行，则应被视为不构成本协议的一部分，但本协议其余部分的合法性、有效性和可执行性不受影响。

13	Applicable Law and Dispute Resolution
13.1	The formation, performance, validity and interpretation of, and resolution of disputes under this Agreement shall be governed by PRC laws.
13.2

In the event of any dispute arises out of the interpretation and performance of this Agreement, the Parties shall resolve such dispute through friendly consultations requested in writing. If any dispute is not resolved by friendly consultations within 30 days after the date such consultations were first requested in writing by a Party, either Party may submit the relevant dispute to the Shanghai International Arbitration Center (“SHIAC”) and resolved in accordance with the arbitration rules of SHIAC in force at the time of applying for arbitration. The place of arbitration shall be Shanghai, and the language used in arbitration shall be Chinese and English. The arbitration award shall be final and binding on the Parties.

13	适用法律及争议解决
13.1	本协议的订立、履行、效力、解释和争议的解决均受中国法律管辖。
13.2	如因本协议的解释和履行而产生任何争议，各方应通过书面请求进行友好协商解决。如果任何争议在一方首次以书面形式请求友好协商之日起30天内未能解决，任何一方均可将有关争议提交上海国际仲裁中心(“上海仲裁中心”)，并按照申请仲裁时有效的上海仲裁中心的仲裁规则解决。仲裁地点为上海，仲裁语言为中文和英文。仲裁裁决为最终裁决，对各方具有约束力。
14	Short Form HX Equity Transfer Agreement

To the extent required for purpose of HX SAMR Registration, the Parties agree to use their commercially reasonable efforts to enter into a short form of the HX Equity Transfer agreement with respect to the Transaction. If there is any conflict or discrepancy between such short form HX Equity Transfer agreement and this Agreement, this Agreement shall prevail.

14	简版汉欣股权转让协议

在汉欣医药工商登记之目的的要求下，各方同意尽其商业上的合理努力，就汉欣股权转让签订简版股权转让协议。如果该简版股权转让协议与本协议之间存在任何冲突或差异，应以本协议为准。

15	Language

This Agreement is signed in Chinese and English. The Chinese version of this Agreement shall prevail when any conflict in interpretation arises.

15	语言

本协议以中文和英文签署。如解释上发生任何冲突，应以本协议的中文版本为准。

16	Counterparts

This Agreement is signed in nine (9) originals, ANP shall retain 2, and HX shall retain 2, and QQ、ZP、ZR shall retain 1 original respectively and two (2) for governmental registration or filing. Each original has equal legal effect.

16	副本

本协议一式玖份，美药星执贰份，汉欣医药执贰份，谦洽、众盼和沾润各执壹份，贰份用于工商登记或备案。每份具有同等法律效力。

（No text on this page. This is the signature page of the Share Repurchase Agreement
/本页无正文，为股权回购协议签署页）

Amphastar Nanjing Pharmaceuticals Inc.,
美药星（南京）制药有限公司
(Seal/盖章)

/s/Yinhua Qiu
Name/姓名：	Yinhua Qiu/邱银华
Title/职务：	Legal Representative/法定代表人

（No text on this page. This is the signature page of the Share Repurchase Agreement
/本页无正文，为股权回购协议签署页）

Nanjing Qianqia Enterprise Management Consulting (LLP)
南京谦洽企业管理咨询中心（有限合伙）
(Seal/盖章)

/s/Chongqing Zhang
Name/姓名：	Chongqing Zhang/张重庆
Title/职务：	Executive Partner/执行事务合伙人

（No text on this page. This is the signature page of the Share Repurchase Agreement
/本页无正文，为股权回购协议签署页）

Nanjing Zhongpan Enterprise Management Consulting Center (LLP)
南京众盼企业管理咨询中心（有限合伙)
(Seal/盖章)

/s/Haoning Zhang
Name/姓名：	Haoning Zhang/张昊宁
Title/职务：	Executive Partner/执行事务合伙人

（No text on this page. This is the signature page of the Share Repurchase Agreement
/本页无正文，为股权回购协议签署页）

Nanjing Zhanrun Enterprise Management Consulting Center (LLP)
南京沾润企业管理咨询中心（有限合伙）
(Seal/盖章)

/s/Haoning Zhang
Name/姓名：	Haoning Zhang/张昊宁
Title/职务：	Executive Partner/执行事务合伙人

Exhibit A The ANP Appraisal Report

附件A 美药星资产评估报告

Exhibit B The HX Appraisal Report

附件B 汉欣资产评估报告